                                   AMENDMENT
                                       TO
                               SECURITY AGREEMENT

     AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT, dated as of May 19,
2005 (this "Amendment"), by and among FINLAY FINE JEWELRY CORPORATION, a
Delaware corporation ("Borrower"), FINLAY JEWELRY, INC., a Delaware corporation,
("Finlay"), FINLAY MERCHANDISING & BUYING, INC., a Delaware corporation ("Finlay
Merchandising"), eFINLAY, INC., a Delaware corporation ("eFinlay"), CARLYLE &
CO. JEWELERS, a Delaware corporation ("Carlyle"), CARLYLE & CO. OF MONTGOMERY
("Montgomery"), an Alabama corporation, PARK PROMENADE, INC., a Florida corporation ("Park Promenade") and J.E. CALDWELL CO., a Pennsylvania corporation
("J.E. Caldwell"); (Borrower, Finlay, Finlay Merchandising, eFinlay, Carlyle,
Montgomery, Park Promenade and J.E. Caldwell are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), and GENERAL ELECTRIC
CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), individually and as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, the Grantors and the Agent have entered into and are parties to that certain Amended and Restated Security Agreement, dated as of January 22,
2003, as supplemented by that certain Joinder Agreement, dated as of May 19,
2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"); and

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

     1. Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

          All Schedules to the Security Agreement are hereby amended and restated in their entirety and replaced by the Schedules attached hereto as
Exhibit A.

     2. Conditions to the Effectiveness of this Amendment. This Amendment shall become effective as of the date first referenced above; provided that each of the following conditions shall have been satisfied by the Grantors or duly waived by the Agent (the "Amendment Effective Date"):

          (a) Agent shall have received this Amendment, duly executed by each signatory hereto;

          (b) Corporate and other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to Agent;

          (c) Representations and Warranties. Each of the representations and warranties contained in the Security Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, in each case, as if made on and as of the Amendment Effective Date;

          (d) No Default or Event of Default. After giving effect to this
Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing.

     3. No Other Amendment or Waiver. This Amendment shall not constitute an amendment or waiver of any provision of the Security Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Grantors that would require a waiver or consent of the Agent. Except as expressly modified hereby, all the terms, provisions and conditions of the Security Agreement are and shall remain unchanged and shall continue in full force and effect.

     4. Acknowledgments. The Grantors acknowledge, ratify and reaffirm the validity and enforceability of the Security Agreement and all Liens and security interests granted thereunder to Lenders and Agent as collateral security for its
Obligations and acknowledges that all such Liens and security interests and all collateral pledged as security for the Obligations continue to be and remain collateral for the Obligations from and after the date hereof.

     5. Miscellaneous. The terms of this Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

     6. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN
DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND
PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     7. Counterparts. This Amendment may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Amendment may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

     8. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any

                                        2

provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent such prohibition or invalidity without invalidating the remainder of such provision or the remaining provision of this Amendment.

                                        3

     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this
Amendment to be duly executed and delivered as of the date first above written.

                                        FINLAY FINE JEWELRY CORPORATION

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                                        FINLAY JEWELRY, INC.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                                        FINLAY MERCHANDISING & BUYING, INC.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                                        eFINLAY, INC.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                                        CARLYLE & CO. JEWELERS

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT

                                        CARLYLE & CO. OF MONTGOMERY

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                                        PARK PROMENADE, INC.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                                        J.E. CALDWELL CO.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: SVP, CFO & Treasurer

                SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Agent

                                        By: /s/ Charles Chiodo
                                            ------------------------------------
                                        Name: Charles Chiodo
                                        Title: Duly Authorized Signatory

                SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT